Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

CBRE Acquisition Holdings, Inc.:

Opinion on the Financial Statement

We have audited the accompanying balance sheet of CBRE Acquisition Holdings, Inc. (the Company) as of December 15, 2020, and the related notes (collectively, the financial statement). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 15, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud, and performing procedures that respond to those risks. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Company’s auditor since 2020.

Los Angeles, CA

December 21, 2020

CBRE ACQUISITION HOLDINGS, INC.

BALANCE SHEET

December 15, 2020

ASSETS
Current assets:
Cash	$2,165,028

Total current assets	2,165,028
Cash held in Trust Account	402,500,000

Total assets	$404,665,028

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$4,835
Note payable—Sponsor	—

Total current liabilities	4,835
Deferred underwriting fee payable	14,087,500
Total liabilities	$14,092,335
Commitments and contingencies
Class A common stock subject to possible redemption, 38,557,269 shares at December 15, 2020 at a redemption value of $10.00 per share	$385,572,692
Stockholders’ equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued and outstanding	$—
Class A common stock, $0.0001 par value; 250,000,000 shares authorized, 1,692,731 shares issued and outstanding (excluding 38,557,269 shares subject to redemption)	169
Class B common stock, $0.0001 par value; 10,000,000 shares authorized, 2,012,500 shares issued and outstanding	201
Additional paid-in capital	5,074,466
Accumulated deficit	(74,835)

Total stockholders’ equity	$5,000,001

Total liabilities and stockholders’ equity	$404,665,028

The accompanying notes are an integral part of this financial statement.

CBRE Acquisition Holdings, Inc.

Notes to the Financial Statement

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

CBRE Acquisition Holdings, Inc. (the “Company”) was incorporated as a Delaware corporation on October 13, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). The Company has not identified nor initiated any substantive discussions, directly or indirectly with any target business. The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

On October 13, 2020, the Company was funded by its Sponsor (as defined below) in the amount of $25,100, purchasing 100 undesignated shares of common stock for $100, and advancing $25,000 in exchange for a promissory note. On October 21, 2020, the Sponsor agreed to lend the Company up to an aggregate of $300,000 pursuant to an unsecured promissory note to cover expenses related to the Company’s Initial Public Offering (as defined below). The registration statement for the Company’s initial public offering (the “Initial Public Offering”) was declared effective on December 10, 2020. On December 15, 2020, the Company consummated the Initial Public Offering. All activity for the period from October 13, 2020 (inception) through December 15, 2020 relates to the Company’s formation and the Initial Public Offering, as described below. The Company will not generate operating revenues prior to the completion of the Initial Business Combination and will generate non-operating income in the form of interest income on permitted investments (as defined below) from the proceeds derived from the Initial Public Offering. The Company has selected December 31st as its fiscal year end.

Sponsor

The Company’s sponsor is CBRE Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). On November 6, 2020, the Sponsor purchased an aggregate of 2,300,000 shares of the Company’s Class B common stock (“Class B common stock” or “Alignment Shares”) for an aggregate purchase price of $25,000, or approximately $0.01 per share, paid through the cancellation of an equivalent outstanding amount under the promissory note between the Company and the Sponsor, and the tender to the Company of all 100 shares of the Company’s undesignated common stock held by the Sponsor. On November 27, 2020, 287,500 shares of Class B common stock were forfeited by the Sponsor. In connection with the Initial Public Offering, the Company amended and restated its certificate of incorporation to reclassify its Class B common stock. See “Note 3—Initial Public Offering—Alignment Shares” below. In connection with the Initial Public Offering, the Sponsor sold an aggregate of 201,250 Alignment Shares to certain of the Company’s directors, or their respective designees, and an officer of the Company.

Initial Public Offering

The Company intends to finance an Initial Business Combination with proceeds of $402,500,000 from the Initial Public Offering of 40,250,000 SAILSM securities (including the full exercise of the underwriter’s over-allotment option) consisting of one share of Class A of common stock, $0.0001 par value, of the Company (“Class A common stock”) and one-fourth of one warrant and approximately $11,050,000 from the sale of 7,366,667 Private Placement Warrants (as defined below) at $1.50 per warrant. Approximately $402,500,000 was held in a Trust Account (as defined below) as of the closing of the Initial Public Offering and the sale of Private Placement Warrants. The underwriter’s over-allotment option, which was exercised in full by the underwriter on December 11, 2020 included 5,250,000 SAILSM securities consisting of 5,250,000 shares of Class A common stock and 1,312,500 warrants which were issued to cover over-allotments.

The Trust Account

Of the $413,550,000 in proceeds from the Initial Public Offering and the sale of the Private Placement Warrants, $402,500,000 has been deposited in an interest-bearing U.S. based trust account (“Trust Account”). The funds in the Trust Account will be invested only in specified U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations (collectively “permitted investments”).

Funds will remain in the Trust Account except for the withdrawal of interest earned on the funds that may be released to the Company to pay taxes. The proceeds from the Initial Public Offering and the sale of the Private Placement Warrants will not be released from the Trust Account until the earliest of (i) the completion of the Initial Business Combination, (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s Initial Business Combination or to redeem 100% of the public shares if the Company does not complete the Initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering or (B) with respect to other specified provisions relating to stockholders’ rights or pre-Initial Business Combination activity, and (iii) the redemption of all of the Company’s public shares if it has not completed the Initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering, subject to applicable law.

The remaining proceeds outside the Trust Account may be used to pay business, legal and accounting due diligence on prospective acquisitions, listing fees and continuing general and administrative expenses.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, although substantially all of the net proceeds of the Initial Public Offering are intended to be generally applied toward consummating an Initial Business Combination with (or acquisition of) a target business. As used herein, the Initial Business Combination must be with one or more target businesses that together have an aggregate fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the Company signing a definitive agreement.

After signing a definitive agreement for an Initial Business Combination, the Company will provide the public stockholders with the opportunity to redeem all or a portion of their shares of Class A common stock either (i) in connection with a stockholder meeting to approve the Initial Business Combination or (ii) by means of a tender offer. Each public stockholder may elect to redeem their public shares irrespective of whether they vote for or against the Initial Business Combination at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Initial Business Combination including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is approximately $10.00 per public share. The per-share amount the Company will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions payable to the underwriter. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval under applicable law or stock exchange listing requirements. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of Class A common stock voted are voted in favor of the Initial Business Combination (or, if the applicable rules of the NYSE then in effect require, a majority of the outstanding shares of common stock held by public stockholders are voted in favor of the business transaction). However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001, after payment of the deferred underwriting commission. In such an instance, the Company would not proceed with the redemption of its public shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

The Company has 24 months from the closing date of the Initial Public Offering to complete its Initial Business Combination (or 27 months, as applicable). If the Company does not complete an Initial Business Combination within this period, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company to pay its taxes (and up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders

(including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company’s officers and directors and their nominees, as applicable, have entered into a letter agreement with the Company, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Alignment Shares if the Company fails to complete the Initial Business Combination within 24 months from the closing of the Initial Public Offering (or 27 months, as applicable). However, if the Sponsor and the Company’s officers and directors acquire public shares after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if the Company fails to complete the Initial Business Combination within the allotted 24-month period (or 27-month period, as applicable).

The underwriter has agreed to waive its rights to any deferred underwriting commission held in the Trust Account in the event the Company does not complete the Initial Business Combination and those amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s public shares.

If the Company fails to complete the Initial Business Combination, the redemption of the Company’s public shares will reduce the book value of the shares held by the Sponsor and the Company’s directors and officers, who will be the only remaining stockholders after such redemptions.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes. As a result, such shares have been recorded at their redemption amount and classified as temporary equity in accordance with FASB Accounting Standards Codification (ASC) 480, “Distinguishing Liabilities from Equity.”

Going Concern Consideration

As of the closing of the Initial Public Offering, the Company currently has sufficient liquidity to meet its anticipated obligations over the next year from the date of the issuance of this financial statement. In connection with the Company’s assessment of going concern considerations in accordance with FASB’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company has access to additional funds from the Sponsor that are sufficient to fund the working capital needs of the Company for at least one year from the issuance of this financial statement.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (the “SEC”), and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the Company’s financial position at December 15, 2020.

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities and Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Cash

Cash and cash equivalents include cash on hand and on deposit at banking institutions as well as all highly liquid short-term investments with original maturities of 90 days or less. The Company did not have any cash equivalents as of December 15, 2020.

Cash Held in Trust Account

At December 15, 2020, the assets held in the Trust Account were held in cash.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its common stock as subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet due to their short-term nature.

Fair Value Measurement

ASC 820 establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements).

Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value.

The three levels of the fair value hierarchy under ASC 820 are as follows:

Level I—Quoted prices (unadjusted) in active markets for identical investments at the measurement date are used.

Level II—Pricing inputs are other than quoted prices included within Level I that are observable for the investment, either directly or indirectly. Level II pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level III—Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in determination of fair value require significant judgment and estimation.

In some cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety is determined based on the lowest level input that is significant to the investment. Assessing the significance of a particular input to the valuation of an investment in its entirety requires judgment and considers factors specific to the investment. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A “Expenses of Offering.” The Company has incurred offering costs in connection with the Initial Public Offering. As of the closing of the Initial Public Offering, these costs, together with the underwriter discount, have been charged to additional paid-in capital.

Income Taxes

Under ASC 740, “Income Taxes,” deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period of the enactment date. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. As of December 15, 2020, the Company has a deferred tax asset of $15,715 related to net operating loss carry forwards and start up costs. Management has provided a full valuation allowance on the deferred tax asset.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 15, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3—INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 40,250,000 SAILSM securities (including the full exercise of the underwriter’s over-allotment option) at a price of $10.00 per unit (a “SAILSM security”). Each SAILSM security consists of one share of Class A common stock of the Company at $0.0001 par value and one-fourth of one redeemable warrant (or 10,062,500 redeemable warrants in the aggregate) (the “Redeemable Warrants”). Under the terms of the warrant agreement, the Company has agreed to use its commercially reasonable efforts to file a registration statement under the Securities Act following the completion of the Initial Business Combination. Each whole Redeemable Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.00 per share subject to adjustment as provided herein. The warrants will become exercisable on the later of 30 days after the completion of the Initial Business Combination or 12 months from the closing of the Initial Public Offering and will expire five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation. Only whole warrants may be exercised and no fractional warrants will be issued upon separation of the SAILSM securities and only whole warrants will trade. The Company granted the underwriter a 45-day option to purchase up to an additional 5,250,000 SAILSM securities to cover over-allotments, which was exercised in full by the underwriter on December 11, 2020.

Alignment Shares

As of December 15, 2020, the Sponsor holds 2,012,500 Alignment Shares. The Alignment Shares are designated as shares of Class B common stock and were reclassified in connection with the Initial Public Offering by the Company’s second amended and restated certificate of incorporation, filed on December 10, 2020. As discussed further in Note 4, the Sponsor purchased the shares of Class B common stock for an aggregate purchase price of $25,000, or approximately $0.01 per share. The purchase price of the Alignment Shares was determined by dividing the amount contributed to the Company by the number of Alignment Shares issued. In connection with the Initial Public Offering, the Sponsor sold an aggregate of 201,250 Alignment Shares to certain of the Company’s directors, or their respective designees, and an officer of the Company. The Alignment Shares are entitled to 20% of the voting power of the Company’s common stock prior to the completion of the Company’s Initial Business Combination.

The Alignment Shares are designated as shares of Class B common stock and are different from the shares of Class A common stock included in the SAILSM securities in several important ways, including that:

•	Only holders of the Alignment Shares have the right to vote on the election of directors prior to the Initial Business Combination;

•	The Alignment Shares are subject to certain transfer restrictions, as described in more detail below;

•

The Sponsor and the Company’s officers and directors have entered a letter agreement with the Company, pursuant to which they have agreed (i) to waive their redemption rights with respect to any Alignment Shares and public shares they hold in connection with the completion of the Initial Business Combination, (ii) to waive their redemption rights with respect to any Alignment Shares and public shares they hold in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company has not consummated an Initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering or with respect to other specified provisions relating to stockholders’ rights or pre-Initial Business Combination activity; and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to any Alignment Shares they hold if the Company fails to complete an Initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering, although they are entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete an Initial Business Combination within such time period. If the Company submits the Initial Business Combination to the public stockholders for a vote, the Sponsor and the Company’s directors and officers have agreed, pursuant to such letter agreement, to vote their Alignment Shares and any public shares purchased during or after the Initial Public Offering in favor of the Initial Business Combination;

•

The 2,012,500 shares of Class B common stock, par value $0.0001 per share, will convert as follows: on the last day of each measurement period, which will occur annually over ten fiscal years following the consummation of the Initial Business Combination (and, with respect to any measurement period in which the Company undergoes a change of control or in which the Company is liquidated, dissolved or wound up, on the business day immediately prior to such event instead of on the last day of such measurement period), 2,012,500 Alignment Shares will automatically convert, subject to adjustment as described herein, into shares of the Company’s Class A common stock (“conversion shares”), as follows:

•

if the sum (such sum, the “Total Return”) of (i) the VWAP, calculated in accordance with “Description of Securities—Alignment Shares—Volume weighted average price,” of shares of Class A common stock for the final fiscal quarter in such measurement period and (ii) the amount per share of any dividends or distributions paid or payable to holders of Class A common stock on the record date for which is on or prior to the last day of the measurement period does not exceed the price threshold (as defined below), the number of conversion shares for such measurement period will be 2,013 shares of Class A common stock;

•

if the Total Return exceeds the price threshold but does not exceed an amount equal to 130% of the price threshold, then the number of conversion shares for such measurement period will be the greater of (i) 2,013 shares of Class A common stock and (ii) 20% of the difference between the Total Return and the price threshold, multiplied by (A) the sum (such sum (as proportionally adjusted to give effect to any stock splits, stock capitalizations, stock combinations, stock dividends, reorganizations, recapitalizations or any such similar transactions), the “Closing Share Count”) of (x) the number of shares of Class A common stock outstanding immediately after the closing of the Initial Public Offering (including any exercise of the over-allotment option) and (y) if in connection with the Initial Business Combination there are issued any shares of Class A common stock or Equity-Linked Securities (as defined below), the number of shares of Class A common stock so issued and the maximum number of shares of Class A common stock issuable (whether settled in shares or in cash) upon conversion or exercise of such Equity-Linked Securities, divided by (B) the Total Return; and

•

if the Total Return exceeds an amount equal to 130% of the price threshold, then the number of conversion shares for such measurement period will be the greater of (i) 2,013 shares of Class A common stock and (ii) the sum of (x) 20% of the difference between an amount equal to 130% of the price threshold and the price threshold and (y) 30% of the difference between the Total Return and an amount equal to 130% of the price threshold, multiplied by (A) the Closing Share Count, divided by (B) the Total Return.

The term “measurement period” means (i) the period beginning on the date of the Company’s initial business combination and ending with, and including, the first fiscal quarter following the end of the fiscal year in which the Company consummates the Initial Business Combination and (ii) each of the nine successive four-fiscal-quarter periods. The “price threshold” will initially equal $10.00 for the first measurement period and will thereafter be adjusted at the beginning of each subsequent measurement period to be equal to the greater of (i) the price threshold for the immediately preceding measurement period and (ii) the VWAP for the immediately preceding measurement period (in each case, as proportionally adjusted to give effect to any stock splits, stock capitalizations, stock combinations, stock dividends, reorganizations, recapitalizations or any such similar transactions). “Equity-Linked Securities” means securities issued by the Company and/or any entities that (after giving effect to completion of the Initial Business Combination) are subsidiaries of the Company that are directly or indirectly convertible into or exercisable for shares of Class A common stock, or for a cash settlement value in lieu thereof. The foregoing calculations will be based on the Company’s fiscal year and fiscal quarters, which may change as a result of the Initial Business Combination.

•

Upon a change of control occurring after the Initial Business Combination (but not in connection with the Initial Business Combination), for the measurement period in which the change of control transaction occurs, the 201,250 Alignment Shares will automatically convert into conversion shares (on the business day immediately prior to such event), as follows:

•

if, prior to the date of such change of control, the Alignment Shares have already cumulatively converted into a number of shares of Class A common stock equal in the aggregate to at least 5% of the Closing Share Count (the “5% Threshold Amount”), the number of conversion shares will equal the greater of (i) 2,013 shares of Class A common stock and (ii) the number of shares of Class A common stock that would be issuable based on the excess of the Total Return above the price threshold as described above with such Total Return calculated based on the purchase price or deemed value agreed upon in the change of control transaction rather than the VWAP for the final fiscal quarter in the relevant measurement period;

•

if, prior to the date of the change of control, the Alignment Shares have not already cumulatively converted into a number of shares of Class A common stock equal in the aggregate to at least the 5% Threshold Amount, the number of con-version shares will equal the greater of (i) the 5% Threshold Amount less any shares of Class A common stock previously issued upon conversion of Alignment Shares and (ii) the number of shares that would be issuable based on the excess of the Total Return above the price threshold described above with the Total Return calculated based on the purchase price or deemed value agreed upon in the change of control transaction rather than the VWAP for the final fiscal quarter in the relevant measurement period; and

•

to the extent any remaining tranches of 201,250 Alignment Shares remain outstanding, each remaining tranche of 201,250 Alignment Shares will automatically convert into 2,013 shares of the Company’s Class A common stock.

The Company’s Sponsor, directors and officers have agreed not to transfer, assign or sell (i) any of their respective Alignment Shares except to any permitted transferees and (ii) any of their respective shares of Class A common stock deliverable upon conversion of the Alignment Shares for 30 days following the completion of the Company’s Initial Business Combination (the “Lock-Up Period”).

Private Placement Warrants

On December 10, 2020 the Sponsor purchased from the Company an aggregate of 7,366,667 Private Placement Warrants at a price of $1.50 per warrant (approximately $11,050,000 in the aggregate), in a private placement that occurred simultaneously with the completion of the Initial Public Offering (the “Private Placement Warrants”). Each private placement warrant entitles the holder to purchase one share of Class A common stock at $11.00 per share, subject to adjustment. A portion of the purchase price of the Private Placement Warrants were added to the proceeds from the Initial Public Offering to be held in the Trust Account such that at the time of closing $402,500,000 are held in the Trust Account. The Private Placement Warrants are not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants are redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the SAILSM securities being sold in the Initial Public Offering. The Sponsor, or its permitted transferees, have the option to exercise the Private Placement Warrants on a cashless basis. The Private Placement Warrants are not transferable, assignable or salable until 30 days after the completion of the Initial Business Combination.

If the Company does not complete the Initial Business Combination within 24 months from the closing of this offering (or 27 months, as applicable), the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Company’s public shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

Registration and Stockholder Rights

The registration and stockholder rights agreement of the Company (the “Registration and Stockholder Rights Agreement”) provides that holders of the Alignment Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans, if any, have registration rights to require the Company to register a sale of any of the Company’s securities held by such holders. These holders are entitled to make demands that the Company register such securities for sale under the Securities Act. In addition, these holders have certain “piggy-back” registration rights to include such securities in other registration statements filed by the Company and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the costs and expenses incurred in connection with filing any such registration statements. Pursuant to the Registration and Stockholder Rights Agreement, the Sponsor is entitled to nominate three individuals for election to the Company’s board of directors, as long as the Sponsor holds any securities covered by the Registration and Stockholder Rights Agreement.

Indemnity

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party vendor (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company discussed entering into a transaction agreement, reduces the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. The Company has not asked the Sponsor to reserve for such eventuality as the Company believes the likelihood of the Sponsor having to indemnify the Trust Account is limited because the Company will endeavor to have all third party vendors (other than the Company’s independent auditors) and prospective target businesses as well as other entities execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Administrative Service Agreement

On December 10, 2020, the Company entered into an agreement to pay $10,000 a month for office space, administrative and support services to an affiliate of the Sponsor and will terminate the agreement upon the earlier of an Initial Business Combination or the liquidation of the Company.

Sponsor Loans

Prior to the closing of the Initial Public Offering, the Sponsor loaned the Company an aggregate of $215,316 for expenses related to the organization of the Company and the Initial Public Offering. This loan was noninterest bearing, unsecured and due at the earlier of June 30, 2021 and the closing of the Initial Public Offering. This loan has been repaid upon the completion of the Initial Public Offering out of the offering proceeds that have been allocated for the payment of offering expenses (other than underwriting commissions) not held in the Trust Account.

Working Capital Loans

In order to finance transaction costs in connection with an Initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. Up to $3,000,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants.

NOTE 4—RELATED PARTY TRANSACTIONS

Shares of Class B Common Stock

On October 13, 2020, the Sponsor purchased 100 undesignated shares of common stock for a purchase price of $100, or $1 per share, and advanced $25,000 to the Company in exchange for a promissory note. Prior to the Sponsor’s initial investment in the Company, the Company had no assets. On November 6, 2020, the Sponsor purchased an aggregate of 2,300,000 shares of Class B common stock for an aggregate purchase price of $25,000, or approximately $0.01 per share, paid through the cancellation of an equivalent outstanding amount under the promissory note between the Company and the Sponsor, and the tender to the Company of all 100 shares of the Company’s undesignated common stock held by the Sponsor. See “Note payable—Sponsor” and “Note 5—Stockholders’ Equity” below. On November 27, 2020, 287,500 shares of Class B common stock were forfeited by the Sponsor. In connection with the Initial Public Offering, the Company amended and restated its certificate of incorporation to reclassify its Class B common stock. See “Note 3—Initial Public Offering—Alignment Shares.” In connection with the Initial Public Offering, the Sponsor sold an aggregate of 201,250 Alignment Shares to certain of the Company’s directors, or their respective designees, and an officer of the Company. As of December 15, 2020, the Sponsor holds 2,012,500 Alignment Shares.

Private Placement Warrants Purchase

On December 10, 2020, the Sponsor purchased from the Company an aggregate of 7,366,667 Private Placement Warrants at a price of $1.50 per warrant or approximately $11,050,000 in the aggregate. See “Note 3—Initial Public Offering—Private Placement Warrants.” Approximately $3,000,000 of proceeds of the Private Placement Warrants purchase were added to the capital of the Company.

Note payable—Sponsor

On October 13, 2020, the Sponsor advanced $25,000 to the Company in exchange for a promissory note. On November 6, 2020, the Sponsor purchased an aggregate of 2,300,000 shares of Class B common stock for an aggregate purchase price of $25,000, or approximately $0.01 per share, paid through the cancellation of an equivalent outstanding amount under the promissory note between the Company and the Sponsor, and the tender to the Company of all 100 shares of the Company’s undesignated common stock held by the Sponsor. Prior to the Initial Public Offering, the Sponsor loaned the Company $215,316 pursuant to an amended and restated unsecured promissory note to cover expenses related to the Company’s Initial Public Offering. These loans were noninterest bearing, unsecured and due at the earlier of June 30, 2021 and the closing of the Initial Public Offering. The $215,316 loan made pursuant to the amended and restated unsecured promissory note was repaid upon the completion of the Initial Public Offering.

NOTE 5—STOCKHOLDERS’ EQUITY

Shares of Common Stock

At October 16, 2020, there were 100 undesignated shares of common stock issued and outstanding. On November 6, 2020, the Company amended its Certificate of Incorporation, dated October 13, 2020 to authorize 261,000,000 shares of common stock including (a) 250,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock and (b) 1,000,000 shares of preferred stock. Prior to the November 6, 2020 amendment, the Company was authorized to issue 200,000,000 shares of common stock.

NOTE 6—SUBSEQUENT EVENTS

Subsequent Events:

Management has evaluated subsequent events and transactions that occurred after the balance sheet date up to December 21, 2020, the date the financial statement was issued. The Company did not identify any subsequent events that would have required adjustment or disclosure to the financial statement.